UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 12, 2024, the Board of Directors (the “Board”) of Brown & Brown, Inc., a Florida corporation (the “Company”), increased the size of the Board from 14 directors to 15 directors. On January 12, 2024, the Board appointed Kathleen A. Savio, age 58, to serve as a director of the Company, effective immediately.

Ms. Savio retired from Zurich Insurance Group, effective December 31, 2023, most recently serving as Chief Transformation Officer from January 2021 until her retirement. From January 2018 to December 2020, she served as Chief Executive Officer for Zurich North America and Chairwoman of the Boards of Zurich American Insurance Company and Zurich Holding Company of America. From 2012 through 2017, Ms. Savio served as Zurich North America’s Head of Alternative Markets. She joined Zurich in 1991 as an entry-level technical writer and served in numerous positions, including Chief Administrative Officer for North America Commercial, as well as roles in product underwriting and corporate marketing.

Ms. Savio’s initial term as a director on the Board expires at the Company’s 2024 Annual Meeting of Shareholders.

Ms. Savio was not appointed to any standing committees of the Board, but is expected to be appointed to one or more standing committees of the Board following the Company’s 2024 Annual Meeting of Shareholders, although which specific standing committee(s) has not been determined at the time of the filing of this Current Report on Form 8-K.

As a non-employee director on the Board, Ms. Savio will be compensated for service as a director in accordance with the standard compensation provided to non-employee directors. There are no arrangements or understandings between Ms. Savio and any other persons pursuant to which Ms. Savio was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which Ms. Savio had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	January 17, 2024	By:	/s/ Anthony M. Robinson
Anthony M. Robinson Secretary